UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 6, 2009

TIER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-23195 (Commission File Number)	94-3145844 (IRS Employer Identification No.)
10780 Parkridge Blvd., 4th Floor Reston, Virginia (Address of Principal Executive Offices)		20191 (Zip Code)
Registrant's telephone number, including area code: 571-382-1000
Not Applicable ------------------------------------------------------------------------------------------------------------------------ (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities act (17 CFR 230.425)
☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 6, 2009, Tier Technologies, Inc., or the Company, issued a press release announcing the Company's financial results for the period ended June 30, 2009.  A copy of this press release is furnished with this current report as Exhibit 99.1.  As disclosed in the press release, the registrant intends to hold a conference call for investors at 5:00 p.m. on Thursday, August 6, 2009.  The company script for the conference call is furnished herewith as Exhibit 99.2, and the accompanying slide presentation is furnished herewith as Exhibit 99.3.

The information furnished shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference into any filing thereunder or under the Securities Act of 1933 unless expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Press release titled “Tier Reports Fiscal 2009 Third Quarter Results,” issued by the Company on August 6, 2009.
99.2	Script for August 6, 2009 earnings conference call.
99.3	Slide presentation for August 6, 2009 earnings conference call.

Exhibits 99.1, 99.2 and 99.3 shall be deemed to be furnished and not filed by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER TECHNOLOGIES, INC.
	By:	/s/ Ronald W. Johnston
	Name:	Ronald W. Johnston
	Title:	Chief Financial Officer
Date: August 6, 2009

Exhibit Index

Exhibit No.	Description
99.1	Press release titled “Tier Reports Fiscal 2009 Third Quarter Results,” issued by the Company on August 6, 2009.
99.2	Script for August 6, 2009 earnings conference call.
99.3	Slide presentation for August 6, 2009 earnings conference call.